                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):          January 16, 2003
   ------------------------------------------------           ----------------



                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




 COMMONWEALTH OF PUERTO RICO           NO. 0-13818              NO. 66-0416582
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                      209 MUNOZ RIVERA AVENUE
                       HATO REY, PUERTO RICO                 00918
                    --------------------------------       ----------
                (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (787) 765-9800
                                                      --------------




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On January 16, 2003, Banco Popular de Puerto Rico, a wholly-owned subsidiary of Popular, Inc., entered into a Deferred Prosecution Agreement with the U.S. Justice Department, the Board of Governors of the Federal Reserve System and the Financial Crimes Enforcement Network of the U.S. Department of the Treasury. A copy of the Deferred Prosecution Agreement is attached as
Exhibit 10.25 to this Current Report on Form 8-K and incorporated herein by reference.

         Popular, Inc. is also filing as Exhibit 12.1 the computation of the ratios of earnings to fixed charges and earnings to fixed charges and preferred stock dividends for the nine month period ended September 30, 2002 and for the five years ended December 31, 2001. Exhibit 12.1 is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

Exhibit Number                                 Description
--------------                                 -----------
10.25                              Deferred Prosecution Agreement

12.1                               Computation of Ratios of Earnings to Fixed
                                   Charges and Earnings to Fixed Charges and
                                   Preferred Stock Dividends

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   POPULAR, INC.
                                   -------------
                                    (Registrant)



Date:  February 6, 2003            By: S/Amilcar L. Jordan
                                      -----------------------------------------
                                   Name:  Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller

                                  EXHIBIT INDEX

Exhibit Number                                 Description
--------------                                 -----------
10.25                              Deferred Prosecution Agreement

12.1                               Computation of Ratios of Earnings to Fixed
                                   Charges and Earnings to Fixed Charges and
                                   Preferred Stock Dividends